ACQUISITIONS	12 Months Ended
Dec. 31, 2016
ACQUISITIONS
ACQUISITIONS

NOTE 2. ACQUISITIONS

        On August 1, 2016, we completed the acquisition of the European business of Mactac ("Mactac") from Platinum Equity through the purchase of Evergreen Holding V, LLC. Mactac manufactures pressure-sensitive materials that primarily complement our existing graphics portfolio. The total consideration for this acquisition, net of cash received, was approximately $220 million, which we funded primarily through existing credit facilities. Due to the allowable time required to complete our assessment, the valuation of certain acquired assets and liabilities, including environmental liabilities and taxes, is currently pending. This acquisition was not material to our Consolidated Financial Statements.

        In December 2016, we announced our agreement to acquire Hanita Coatings, a pressure-sensitive manufacturer of specialty films and laminates, from Kibbutz Hanita Coatings and Tene Investment Funds for a purchase price of $75 million, subject to customary adjustments. We expect to complete this acquisition in the first quarter of 2017.

        In February 2017, we announced our agreement to acquire Yongle Tape Company Ltd. ("Yongle Tape"), a manufacturer of specialty tapes and related products used in a variety of industrial markets, from Yongle Tape's management and ShawKwei & Partners. The purchase price is $190 million, which is subject to customary adjustments, with an additional earn-out opportunity of up to $55 million to be paid based on the acquired business' achievement of certain performance targets over the next two years. We expect to complete this acquisition in mid-2017.